Gripman Absolute Value Balanced Fund
(Ticker Symbol: GAVBX)
A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated September 15, 2016 to the
Summary Prospectus dated December 2, 2015,
Prospectus and Statement of Additional Information, both dated October 31, 2015, as supplemented

The Board of Trustees of the Trust has approved a Plan of Liquidation for the Gripman Absolute Value Balanced Fund (the “Fund”) which authorizes the termination, liquidation and dissolution of the Fund. In order to perform such liquidation, effective immediately the Fund is closed to all new investment.

The Fund will be liquidated on or about October 17, 2016 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

In anticipation of the liquidation of the Fund, Gripman Investment Advisors, LLC, the Fund’s advisor, may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact the Fund at 1-844-332-3220 if you have any questions or need assistance.

Please file this Supplement with your records.